EATON VANCE BALANCED FUND Supplement to Prospectus dated May 1, 2009

Eaton Vance Balanced Fund (the "Fund") currently invests its assets in Capital Growth Portfolio, Investment Grade Income Portfolio and Large-Cap Value Portfolio. Effective on or about November 1, 2009, the Fund will invest its assets in Investment Grade Income Portfolio and Large-Cap Core Research Portfolio.

1. The following replaces the paragraph entitled "Eaton Vance Balanced Fund." under "Investment Objectives and Principal Strategies" in "Fund Summaries":

Eaton Vance Balanced Fund. Balanced Fund’s investment objective is to provide current income and long-term growth of capital. The Fund allocates its assets between common stocks and fixed-income securities. The Fund usually invests between 50% and 75% of its net assets in equity securities and between 25% and 50% of its net assets in fixed-income securities (primarily corporate bonds, U.S. Government securities, mortgage-backed and asset-backed securities, and short-term investments). Fixed-income securities may be of any investment quality, but investment in securities rated below investment grade will be limited to not more than 15% of total assets. Balanced Fund currently pursues its objective by investing its assets in two diversified investment portfolios that invest primarily in large-cap stocks and investment grade fixed-income securities.

2. The following replaces the fourth paragraph under "Principal Risk Factors" in "Fund Summaries":

Value stocks held by Large-Cap Value Fund and Small-Cap Value Fund may be undervalued in relation to the overall market due to adverse economic conditions or other near-term difficulties that cause them not to achieve their expected financial potential. Undervaluation may also arise because companies are misunderstood by investors or because they are out of step with favored market themes. Value stocks may not achieve their expected financial potential.

3. The following replaces the section entitled "Balanced Fund." under "Investment Objectives & Principal Policies and Risks":

Balanced Fund. Balanced Fund’s investment objective is to provide current income and long-term growth of capital. The Fund allocates assets to equity securities by investing in Large-Cap Core Research Portfolio. Investment in equity securities will generally not exceed 75% nor be less than 25% of the Fund’s net assets. The Fund allocates at least 25% of its net assets to fixed-income securities by investing in Investment Grade Income Portfolio. The investment objective(s) and policies of each Portfolio are described below.

Balanced Fund invests in two Portfolios in accordance with its investment objective and policies. To determine the exact percentage of the Fund’s assets that will be invested from time to time in each Portfolio, the portfolio managers of the Portfolios meet periodically and, taking market and other factors into consideration, agree upon an appropriate allocation. Because breakpoints for the advisory fees paid by the Portfolios differ, there is the potential for a conflict of interest with the investment adviser, in that assets could be allocated to a Portfolio for the reason that it has a higher fee at a particular asset level. However, in making allocation determinations, the portfolio managers are expressly forbidden from considering the fee structures of the Portfolios, and must make their determinations only on the basis of the best interests of the Fund and its shareholders. If the portfolio managers of the Portfolios cannot agree upon an allocation, the Chief Investment Officer of the investment adviser will make the allocation determination. The cost for investment services of making allocation determinations is included in the advisory fee charged by each Portfolio, and there is no additional fee charged to the Fund for such services.

4. The following replaces the section entitled "Capital Growth Portfolio." under "The Portfolios" in "Investment Objectives & Principal Policies and Risks":

Large-Cap Core Research Portfolio. Large-Cap Core Research Portfolio’s investment objective is to achieve long-term capital appreciation by investing in a diversified portfolio of equity securities. Under normal market conditions, the Portfolio invests at least 80% of its net assets in stocks of large-cap companies. Large-cap companies are companies having market capitalizations equal to or greater than the median capitalization of companies included in the Standard & Poor’s 500 Index (the "S&P 500"), a broad-based, unmanaged market index of common stocks commonly used as a measure of U.S. stock performance. The Portfolio generally intends to maintain investments in all or substantially all of the market sectors represented in the S&P 500. Particular stocks owned by the Portfolio will not mirror the S&P 500.

The portfolio securities of the Portfolio are selected by a team of investment research analysts in the investment adviser’s equity research group. Each analyst maintains responsibility for Portfolio investments in his or her area of research coverage. Allocations among market sectors are determined by the analysts under the direction of the portfolio manager, using the market sector weightings of the S&P 500 as a benchmark. In selecting and managing the Portfolio’s securities portfolio, the team of equity research analysts makes investment judgments primarily on the basis of fundamental research analysis. Fundamental research involves consideration of the various company-specific and general business, economic and market factors that influence the future performance of individual companies and equity investments therein. Many of these considerations are subjective.

5. The following replaces the section "Capital Growth Portfolio and Investment Grade Income Portfolio." under "Management and Organization":

Investment Grade Income Portfolio and Large-Cap Core Research Portfolio. Under its investment advisory agreement with Investment Grade Income Portfolio, BMR receives a monthly advisory fee equal to 0.625% annually of the Portfolio’s average daily net assets up to and including $130 million, and equal to 0.50% annually of the average daily net assets over $130 million. BMR has contractually agreed to reduce its advisory fee for Investment Grade Income Portfolio to 0.45% annually on average daily net assets of less than $1 billion, 0.425% annually on average daily net assets of $1 billion up to $2 billion, 0.415% annually on average daily net assets of $2 billion up to $5 billion and 0.405% annually on average daily net assets of $5 billion and over. This contractual reduction, which cannot be terminated or modified without Trustee and shareholder approval, was effective October 22, 2007. Under its investment advisory agreement with Large-Cap Core Research Portfolio, BMR receives a monthly advisory fee equal to 0.65% annually of the Portfolio’s average daily net assets up to $500 million and at reduced rates from $500 million and over. For the fiscal year ended December 31, 2008, the effective annual rate of advisory fee paid to BMR, based on average daily net assets of Investment Grade Income Portfolio was 0.45%.

Duke E. Laflamme is the portfolio manager of Investment Grade Income Portfolio (since May 2006). Mr. Laflamme has been a fixed-income analyst and a portfolio manager at Eaton Vance for more than 5 years, and is a Vice President of Eaton Vance and BMR.

Charles Gaffney is the portfolio manager of Large-Cap Core Research Portfolio (since it commenced operations) and is responsible for the day-to-day management of the Portfolio. He has supervised the equity research analysts responsible for selection of portfolio securities since 2007. Mr. Gaffney and the equity research analysts meet periodically to discuss investment policy and procedures and to provide investment research for the Portfolio. Mr. Gaffney is Director of Equity Research, manages other Eaton Vance portfolios, has been an analyst of Eaton Vance for more than five years, and is a Vice President of Eaton Vance and BMR. As portfolio manager, Mr. Gaffney coordinates the allocation of Portfolio assets among the market sectors, using the weightings of the S&P 500 as a benchmark. The various equity research analysts are responsible for choosing the particular securities within their sectors or industries.

October 1, 2009

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